                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated February 1, 2000, (2000-2), between the Company and U.S.Bank National Association, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from August 16, 2000 to September 15, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 27th day of September, 2000.


                                       CONSECO FINANCE CORP.


                                       BY: /s/ Phyllis A. Knight
                                           -------------------------------------
                                           Phyllis A. Knight
                                           Senior Vice President and
                                           Treasurer

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS A CERTIFICATES
--------------------

 (1a)   Amount available (including Monthly Servicing Fee)                             10,260,928.61
                                                                                      --------------

  (b)   Class M-1 Interest Deficiency Amount (if any) and Class B-1 Interest
        Deficiency Amount (if any) withdrawn for prior Remittance Date                          0.00
                                                                                      --------------

  (c)   Amount Available after giving effect to withdrawal of Class M-1 Interest
        Deficiency Amount and Class B-1 Interest Deficiency Amount for prior
        Remittance Date                                                                10,260,928.61
                                                                                      --------------

  (d)   Amount withdrawn from (Capitalized Interest)(Pre-Funding) Account                       0.00
                                                                                      --------------

A.   Interest
  (2)   Aggregate  interest
        a.   Class A-1 Remittance Rate (7.72%)                                                 7.72%
                                                                                      --------------
        b.   Class A-1 Interest                                                           260,014.47               6.56180684
                                                                                      --------------           --------------
        c.   Class A-2 Remittance Rate (7.98%)                                                 7.98%
                                                                                      --------------
        d.   Class A-2 Interest                                                           119,700.00               6.65000000
                                                                                      --------------           --------------
        e.   Class A-3 Remittance Rate (8.07%)                                                 8.07%
                                                                                      --------------
        f.   Class A-3 Interest                                                           208,475.00               6.72500000
                                                                                      --------------           --------------
        g.   Class A-4 Remittance Rate (8.48%)                                                 8.48%
                                                                                      --------------
        h.   Class A-4 Interest                                                           233,200.00               7.06666667
                                                                                      --------------           --------------
        i.   Class A-5 Remittance Rate (8.85%)                                                 8.85%
                                                                                      --------------
        j.   Class A-5 Interest                                                           649,921.88               7.37500006
                                                                                      --------------           --------------
        k.   Class A-6 Remittance Rate 8.49%, (unless
             the Weighted Average Contract Rate is
             less than 8.49%)                                                                  8.49%
                                                                                      --------------
        l.   Class A-6 Interest                                                         2,747,357.56               6.86839390
                                                                                      --------------           --------------


  (3)   Amount applied to:
        a.   Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                      --------------           --------------

  (4)   Remaining:
        a.   Unpaid Class A Interest Shortfall                                                  0.00                        0
                                                                                      --------------           --------------

B.   Principal
  (5)   Formula Principal Distribution  Amount                                          4,454,473.78                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                          934,499.53                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                      3,097,339.67                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                          38,859.89                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------
        e.   Current Month Advanced Principal                                             843,916.10                      N/A
                                                                                      --------------           --------------
        f.   Prior Month Advanced Principal                                           (1,343,630.56)                      N/A
                                                                                      --------------           --------------
        g.   Additional Principal Distribution ($3,750,000.00 cap)                        883,489.15
                                                                                      --------------

  (6)   Pool Scheduled Principal Balance                                              732,125,288.23
                                                                                      --------------

 (6b)   Adjusted Pool Principal Balance                                               731,281,372.13             975.04182951
                                                                                      --------------           --------------
 (6c)   Pool Factor                                                                       0.97504183
                                                                                      --------------
 (6d)   Net Certificate Principal Balance                                             716,281,372.13
                                                                                      --------------
 (6e)   Overcollateralization Amount (not to exceed $15,000,000.00)                    15,000,000.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 2


  (7)   Unpaid Class A Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                      --------------

  (8)   Class A Percentage for such Remittance Date                                           93.24%
                                                                                      --------------

  (9)   Class A Percentage for the following Remittance Date                                  93.19%
                                                                                      --------------

 (10)   Class A Principal Distribution:
        a.   Class A-1                                                                  1,566,061.13              33.49863380
                                                                                      --------------           --------------
        b.   Class A-2                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        c.   Class A-3                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        d.   Class A-4                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        e.   Class A-5                                                                          0.00               0.00000000
                                                                                      --------------           --------------
        g.   Class A-6                                                                  2,888,412.65               7.22103163
                                                                                      --------------           --------------

 (11)   Class A-1 Principal Balance                                                    38,850,695.52             831.03092021
                                                                                      --------------           --------------
(11a)   Class A-1 Pool Factor                                                             0.83103092
                                                                                      --------------

 (12)   Class A-2 Principal Balance                                                    18,000,000.00             1000.0000000
                                                                                      --------------           --------------
(12a)   Class A-2 Pool Factor                                                             1.00000000
                                                                                      --------------

 (13)   Class A-3 Principal Balance                                                    31,000,000.00             1000.0000000
                                                                                      --------------           --------------
(13a)   Class A-3 Pool Factor                                                             1.00000000
                                                                                      --------------

 (14)   Class A-4 Principal Balance                                                    33,000,000.00             1000.0000000
                                                                                      --------------           --------------
(14a)   Class A-4 Pool Factor                                                             1.00000000
                                                                                      --------------

 (15)   Class A-5 Principal Balance                                                    88,125,000.00             1000.0000000
                                                                                      --------------           --------------
(15a)   Class A-5 Pool Factor                                                             1.00000000
                                                                                      --------------

 (16)   Class A-6 Principal Balance                                                   385,430,676.61              963.5766915
                                                                                      --------------           --------------
(16a)   Class A-6 Pool Factor                                                             0.96357669
                                                                                      --------------

 (17)   Unpaid Class A Principal Shortfall
        (if any)following current Remittance Date                                               0.00
                                                                                      --------------

 (18)   Additional Principal Distribution Amount
                                                                                      --------------

C.   Aggregate Scheduled Balances and Number of Delinquent
     Contracts as of Determination Date

 (19)   31-59 days                                                                      9,474,563.66                      247
                                                                                      --------------           --------------

 (20)   60 days or more                                                                 7,970,251.83                      179
                                                                                      --------------           --------------

 (21)   Current Month Repossessions                                                       557,209.56                       16
                                                                                      --------------           --------------

 (22)   Repossession Inventory                                                            770,181.15                       23
                                                                                      --------------           --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                             CUSIP NO.#20846QC L0,M8,N6,P1,Q9,R7
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 3


Class M-1, M-2, Distribution Test and Class B Distribution test (applicable on and after the Remittance Date occurring in July 2004.)

 (23)   Average Sixty - Day Delinquency Ratio Test

        (a)  Sixty - Day Delinquency Ratio for current Remittance Date                         1.19%
                                                                                      --------------
        (b)  Average Sixty - Day Delinquency Ratio (arithmetic average of ratios for this month and two preceding months;
             may not exceed 5.0%)                                                              0.74%
                                                                                      --------------

 (24)   Cumulative Realized Losses Test

        (a)  Cumulative Realized Losses for current Remittance Date (as a percentage of Cut-off Date Pool Principal Balance; may not exceed
             5.5% from July 1, 2004 to June 30, 2005, 7.0% from July 1, 2005 to
             June 30, 2006; 9.0% from July 1, 2006 to June 30, 2007 and 10.5%
             thereafter)                                                                       0.00%
                                                                                      --------------

 (25)   Current Realized Losses Test

        (a)  Current Realized Losses for current Remittance Date                           33,109.07
                                                                                      --------------
        (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by arithmetic average of Pool Scheduled Principal Balances for third preceding
             Remittance and for current Remittance Date; may not exceed 2.75%)                 0.02%
                                                                                      --------------

 (26)   Class M-1, M-2, Principal Balance Test

        (a)  The sum of Class M-1, M2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 27.375%                                                     16.93%
                                                                                      --------------
        (b)  The sum of Class M-2 Principal Balance and Class B Principal
             Balance (before distributions on current Remittance Date) divided by Pool Scheduled Principal Balance as of preceding Remittance
             Date is greater than 20.25%                                                      11.98%
                                                                                      --------------

 (27)   Class B Principal Balance Test

        (a)  Class B Principal Balance (before any distributions on current
             Remittance Date) as of such Remittance date is greater than
             $15,000,000.00                                                            48,750,000.00
                                                                                      --------------
        (b)  Class B Principal Balance (before distributions on current
             Remittance Date) divided by pool Scheduled Principal Balance
             as of preceding Remittance Date is equal to or greater than 12.75%.               6.76%
                                                                                      --------------

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 4

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS M-1 CERTIFICATES
----------------------

 (28)   Amount available (including Monthly Servicing Fee)                              1,587,785.92
                                                                                      --------------
A.   Interest
 (29)   Aggregate interest

        (a)  Class M-1 Remittance Rate 9.08%, unless the
             Weighted Average Contract Rate is less than 9.08%)                                9.08%
                                                                                      --------------
        (b)  Class M-1 Interest                                                           269,562.50               7.56666667
                                                                                      --------------           --------------
        (c)  Interest on Class M-1 Adjusted Principal Balance                                   0.00
                                                                                      --------------

 (30)   Amount applied to Class M-1 Interest Deficiency Amount                                  0.00
                                                                                      --------------

 (31)   Remaining unpaid Class M-1 Interest Deficiency Amount                                   0.00
                                                                                      --------------

 (32)   Amount applied to:
        a.   Unpaid Class M-1 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

 (33)   Remaining:
        a.   Unpaid Class M-1 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

B.   Principal
 (34)   Formula Principal Distribution Amount                                                   0.00                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                                0.00                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                              0.00                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                               0.00                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------

 (35)   Class M-1 Principal Balance                                                    35,625,000.00            1000.00000000
                                                                                      --------------           --------------
(35a)   Class M-1 Pool Factor                                                             1.00000000
                                                                                      --------------

 (36)   Class M-1 Percentage for such Remittance Date                                          0.00%
                                                                                      --------------

 (37)   Class M-1 Principal Distribution:
        a.   Class M-1 (current)                                                                0.00               0.00000000
                                                                                      --------------           --------------
        b.   Unpaid Class M-1 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

 (38)   Unpaid Class M-1 Principal Shortfall
        (if any) following current Remittance Date                                              0.00
                                                                                      --------------

 (39)   Class M-1 Percentage for the following Remittance Date                                 0.00%
                                                                                      --------------

 (40)   Class M-1 Liquidation Loss Interest
        (a)  Class M-1 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount applied to Class M-1
             Liquidation Loss Interest Amount                                                   0.00
                                                                                      --------------
        (c)  Remaining Class M-1 Liquidation Loss
             Interest Amount                                                                    0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class M-1
             Loss Interest Shortfall                                                            0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class M-1
             Liquidation Loss Interest Shortfalls                                               0.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                                        CUSIP NO. #20846QCS5, T3
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 5

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS M-2 CERTIFICATES
----------------------

 (41)   Amount available( including Monthly Servicing Fee)                              1,318,223.42
                                                                                      --------------
 (42)   Aggregate interest

        (a)  Class M-2 Remittance Rate 10.32%, unless the
             Weighted Average Contract Rate is less than 10.32%)                              10.32%
                                                                                      --------------
        (b)  Class M-2 Interest                                                           322,500.00               8.60000000
                                                                                      --------------           --------------
        (c)  Interest on Class M-2 Adjusted Principal Balance                                   0.00
                                                                                      --------------

 (43)   Amount applied to Class M-2 Interest Deficiency Amount                                  0.00
                                                                                      --------------

 (44)   Remaining unpaid Class M-2 Interest Deficiency Amount                                   0.00
                                                                                      --------------

 (45)   Amount applied to:
        a.   Unpaid Class M-2 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

 (46)   Remaining:
        a.   Unpaid Class M-2 Interest Shortfall                                                0.00                        0
                                                                                      --------------           --------------

B.   Principal
 (47)   Formula Principal Distribution  Amount                                                  0.00                      N/A
                                                                                      --------------           --------------
        a.   Scheduled Principal                                                                0.00                      N/A
                                                                                      --------------           --------------
        b.   Principal Prepayments                                                              0.00                      N/A
                                                                                      --------------           --------------
        c.   Liquidated Contracts                                                               0.00                      N/A
                                                                                      --------------           --------------
        d.   Repurchases                                                                        0.00                      N/A
                                                                                      --------------           --------------

 (48)   Class M-2 Principal Balance                                                    37,500,000.00            1000.00000000
                                                                                      --------------           --------------
(48a)   Class M-2 Pool Factor                                                             1.00000000
                                                                                      --------------

 (49)   Class M-2 Percentage for such Remittance Date                                          0.00%
                                                                                      --------------

 (50)   Class M-2 Principal Distribution:
        a.   Class M-2 (current)                                                                0.00               0.00000000
                                                                                      --------------           --------------
        b.   Unpaid Class M-2 Principal Shortfall
             (if any) following prior Remittance Date                                           0.00
                                                                                      --------------

 (51)   Unpaid Class M-2 Principal Shortfall
        (if any) following current Remittance Date                                              0.00
                                                                                      --------------

 (52)   Class M-2 Percentage for the following Remittance Date                                 0.00%
                                                                                      --------------

 (53)   Class M-2 Liquidation Loss Interest
        (a)  Class M-2 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount applied to Class M-2
             Liquidation Loss Interest Amount                                                   0.00
                                                                                      --------------
        (c)  Remaining Class M-2 Liquidation Loss
             Interest Amount                                                                    0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class M-2
             Loss Interest Shortfall                                                            0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class M-2
             Liquidation Loss Interest Shortfalls                                               0.00
                                                                                      --------------

*Subject to a maximum rate equal to the Weighted Average Contract Rate

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                                        CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 6

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS BI CERTIFICATES
---------------------

  (1)   Amount Available less the Class A
        Distribution Amount and Class M-1 Distribution
        Amount (including Monthly Servicing Fee)                                          995,723.42
                                                                                      --------------

  (2)   Class B-1 Adjusted Principal Balance                                                    0.00
                                                                                      --------------

  (3)   Class B-1 Remittance Rate (11.06%
        unless Weighted Average Contract Rate
        is below 11.06%)                                                                      11.06%
                                                                                      --------------

  (4)   Interest on Class B-1 Adjusted Principal Balance                                        0.00
                                                                                      --------------

  (3)   Aggregate Class B1 Interest                                                       138,250.00               9.21666667
                                                                                      --------------           --------------

  (4)   Amount applied to Unpaid
        Class B1 Interest Shortfall                                                             0.00                     0.00
                                                                                      --------------           --------------

  (5)   Remaining Unpaid Class B1
        Interest Shortfall                                                                      0.00                     0.00
                                                                                      --------------           --------------

  (6)   Amount applied to Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                      --------------

  (7)   Remaining Unpaid Class B-1
        Interest Deficiency Amount                                                              0.00
                                                                                      --------------

  (8)   Unpaid Class B-1 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                      --------------
 (8a)   Class B Percentage for such Remittance Date                                             0.00
                                                                                      --------------

  (9)   Current Principal (Class B Percentage of Formula Principal
        Distribution Amount)                                                                    0.00               0.00000000
                                                                                      --------------           --------------

(10a)   Class B1 Principal Shortfall                                                            0.00
                                                                                      --------------
(10b)   Unpaid Class B1 Principal Shortfall                                                     0.00
                                                                                      --------------

 (11)   Class B Principal Balance                                                      48,750,000.00
                                                                                      --------------

 (12)   Class B1 Principal Balance                                                     15,000,000.00
                                                                                      --------------
(12a)   Class B1 Pool Factor                                                              1.00000000
                                                                                      --------------

 (13)   Class B-1 Liquidation Loss Interest
        (a)  Class B-1 Liquidation Loss Amount                                                  0.00
                                                                                      --------------
        (b)  Amount Applied to Class B-1 Liquidation Loss Interest Amount                       0.00
                                                                                      --------------
        (c)  Remaining Class B-1 Liquidation Loss Interest Amount                               0.00
                                                                                      --------------
        (d)  Amount applied to Unpaid Class B-1 Liquidation Loss Interest Shortfall             0.00
                                                                                      --------------
        (e)  Remaining Unpaid Class B-1 Liquidation Loss Interest Shortfall                     0.00
                                                                                      --------------

                                                                   SERIES 2000-2
                                     CERTIFICATES for MANUFACTURED HOUSING LOANS
                                     MONTHLY REPORT                       Aug-00
                                                        CUSIP NO. 20846QCU0, CV8
                                                        TRUST ACCOUNT #3338226-0
                                                      REMITTANCE DATE 10/02/2000
                                     Page 7

                                                                                         Total $                 Per $1,000
                                                                                          Amount                  Original
                                                                                      --------------           --------------

CLASS B2 CERTIFICATES
---------------------

 (14)   Remaining Amount Available                                                        857,473.42
                                                                                      --------------

 (15)   Class B-2 Remittance Rate (11.06%
        unless Weighted Average Contract
        Rate is less than 11.06%)                                                             11.06%
                                                                                      --------------

 (16)   Aggregate Class B2 Interest                                                       311,062.50               9.21666667
                                                                                      --------------           --------------

 (17)   Amount applied to Unpaid
        Class B2 Interest Shortfall                                                             0.00                     0.00
                                                                                      --------------           --------------

 (18)   Remaining Unpaid Class B2
        Interest Shortfall                                                                      0.00                     0.00
                                                                                      --------------           --------------

 (19)   Unpaid Class B2 Principal Shortfall
        (if any) following prior Remittance Date                                                0.00
                                                                                      --------------

 (20)   Class B2 Principal Liquidation Loss Amount                                              0.00
                                                                                      --------------

 (21)   Class B2 Principal (zero until class B1
        paid down: thereafter, Class B Percentage
        of formula Principal Distribution Amount)                                               0.00               0.00000000
                                                                                      --------------           --------------

 (22)   Guarantee Payment                                                                       0.00
                                                                                      --------------

 (23)   Class B2 Principal Balance                                                     33,750,000.00
                                                                                      --------------
(23a)   Class B2 Pool Factor                                                              1.00000000
                                                                                      --------------

 (24)   Monthly Servicing Fee (deducted from Certificate Account balance to arrive at Amount Available if the Company or Green Tree
        Financial Servicing Corporation is not the Servicer; deducted from funds remaining after payment of Class A Distribution
        Amount, Class M-1 Distribution Amount, Class B-1 Distribution
        Amount and Class B-2  Distribution Amount, if the Company or
        Green Tree Financial Servicing Corp. is the Servicer)                             306,748.33
                                                                                      --------------

 (25)   Class B-3I Guarantee Fee                                                          239,662.59
                                                                                      --------------

 (26)   Class B-3I Distribution Amount                                                          0.00
                                                                                      --------------

 (27)   Class B-3I Formula Distribution Amount (all Excess
        Interest plus Unpaid Class B-3I Shortfall)                                              0.00
                                                                                      --------------

 (28)   Class B-3I Distribution Amount (remaining Amount Available)                             0.00
                                                                                      --------------

 (29)   Class B-3I Shortfall (26-27)                                                      333,660.02
                                                                                      --------------

 (30)   Unpaid Class B-3I Shortfall                                                     1,040,926.34
                                                                                      --------------

 (31)   Class M-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                      --------------

 (32)   Class B-1 Interest Deficiency on such Remittance Date                                   0.00
                                                                                      --------------

 (33)   Repossessed Contracts                                                             557,209.56
                                                                                      --------------

 (34)   Repossessed Contracts Remaining in Inventory                                      770,181.15
                                                                                      --------------

 (35)   Weighted Average Contract Rate                                                      11.68333
                                                                                      --------------

Please contact Bondholder Services Department of U.S. Bank National Association, 1-800-934-6802 with any questions regarding this statement or your Distribution.